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[LOGO] ING FUNDS

                                                                      (g)(3)(i)

January 31, 2008

                                    FORM OF

Ms. Katherine Dinella
Vice President
The Bank of New York Mellon - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

   Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Infrastructure Development Equity Fund, a newly established registrant; ING American Funds Asset Allocation Portfolio, a newly established series of ING Investors Trust, effective April 28, 2008; ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution Income Portfolio, five newly established series of ING Partners, Inc, effective March 10, 2008 (collectively, "the Funds") to be included on the Amended Exhibit A to the Agreements. The Amended Exhibit A is attached to the letter. This Amended Exhibit A supersedes the previous Amended Exhibit A dated January 18, 2008.

   Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2190.

                                           Sincerely,

                                           By:
                                                  ------------------------------
                                           Name:  Todd Modic
                                           Title: Senior Vice President
                                           ING Infrastructure Development
                                           Equity Fund

ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:
       --------------------------
Name:
       --------------------------
Title: __________, Duly Authorize

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000 ING Infrastructure
Scottsdale, AZ 85258-2034      Fax: 480-477-2700 Development Equity Fund
                               www.ingfunds.com

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                               AMENDED EXHIBIT A

                              with respect to the

                 SECURITIES LENDING AGREEMENT AND GUARANTY AND
                            SUBSCRIPTION AGREEMENT

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Asia Pacific High Dividend Equity Income Fund                  470269

ING Equity Trust
ING Equity Dividend Fund                                            TBD
ING Fundamental Research Fund                                      464290
ING Index Plus LargeCap Equity Fund                                464713
ING Index Plus LargeCap Equity Fund II                             464714
ING Index Plus LargeCap Equity Fund III                             TBD
ING Index Plus LargeCap Equity Fund IV                              TBD
ING Index Plus LargeCap Equity Fund V                               TBD
ING Index Plus LargeCap Equity Fund VI                              TBD
ING Index Plus LargeCap Equity Fund VII                             TBD
ING Index Plus LargeCap Equity Fund VIII                            TBD
ING Index Plus LargeCap Equity Fund IX                              TBD
ING Index Plus LargeCap Equity Fund X                               TBD
ING Index Plus LargeCap Equity Fund XI                              TBD
ING Index Plus LargeCap Equity Fund XII                             TBD
ING LargeCap Growth Fund                                           464733
ING LargeCap Value Fund                                            454702
ING MidCap Opportunities Fund                                      464741
ING Opportunistic LargeCap Fund                                    464288
ING Real Estate Fund                                               464746
ING SmallCap Opportunities Fund                                    464743
ING SmallCap Value Choice Fund                                     464788
ING Value Choice Fund                                              464786

ING Funds Trust
ING Classic Money Market Fund                                      464008
ING High Yield Bond Fund                                           464010
ING Institutional Prime Money Market Fund                          464048
ING Intermediate Bond Fund                                         464006
ING National Tax-Exempt Bond Fund                                  464002

ING Global Advantage and Premium Opportunity Fund                   TBD

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                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Global Equity Dividend and Premium Opportunity Fund           464767

ING Infrastructure Development Equity Fund                          TBD

ING International High Dividend Equity Income Fund                471088

ING Investment Funds, Inc.
ING MagnaCap Fund                                                 464734

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio                    058102
ING American Funds Asset Allocation Portfolio                       TBD
ING American Funds Bond Portfolio                                 471173
ING American Funds Growth Portfolio                               464755
ING American Funds Growth-Income Portfolio                        464753
ING American Funds International Portfolio                        464761
ING BlackRock Large Cap Growth Portfolio                          279607
ING BlackRock Large Cap Value Portfolio                           279608
ING BlackRock Inflation Protected Bond Portfolio                  470551
ING Capital Guardian U.S. Equities Portfolio                      058221
ING Disciplined Small Cap Value Portfolio                         464711
ING EquitiesPlus Portfolio                                        464777
ING Evergreen Health Sciences Portfolio                           464704
ING Evergreen Omega Portfolio                                     464706
ING FMR(SM) Large Cap Growth Portfolio                            464572
ING FMR(SM) Mid Cap Growth Portfolio                              058098
ING Focus 5 Portfolio                                               TBD
ING Franklin Income Portfolio                                     464703
ING Franklin Mutual Shares Portfolio                              470549
ING Franklin Templeton Founding Strategy Portfolio                470550
ING Global Real Estate Portfolio                                  464280
ING Global Resources Portfolio                                    058085
ING Global Technology Portfolio                                   158090
ING International Growth Opportunities Portfolio                  279604
ING Janus Contrarian Portfolio                                 058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                    058096
ING JPMorgan Small Cap Core Equity Portfolio                      279610
ING JPMorgan Value Opportunities Portfolio                        464582
ING Julius Baer Foreign Portfolio                                 279606
ING Legg Mason Value Portfolio                                 058400/279600
ING LifeStyle Aggressive Growth Portfolio                         464998
ING LifeStyle Conservative Portfolio                              471092
ING LifeStyle Growth Portfolio                                    464996
ING LifeStyle Moderate Growth Portfolio                           464994

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Investors Trust (cont.)
ING LifeStyle Moderate Portfolio                                  464992
ING Limited Maturity Bond Portfolio                               058082
ING Liquid Assets Portfolio                                       058081
ING Lord Abbett Affiliated Portfolio                              058220
ING MarketPro Portfolio                                           464910
ING MarketSyle Growth Portfolio                                   464926
ING MarketStyle Moderate Growth Portfolio                         464922
ING MarketStyle Moderate Portfolio                                464934
ING Marsico Growth Portfolio                                      058101
ING Marsico International Opportunities Portfolio                 464576
ING MFS Total Return Portfolio                                    058100
ING MFS Utilities Portfolio                                       464584
ING Oppenheimer Main Street Portfolio(R)                          058099
ING PIMCO Core Bond Portfolio                                     058103
ING PIMCO High Yield Portfolio                                    464018
ING Pioneer Equity Income Fund                                    470567
ING Pioneer Fund Portfolio                                        464578
ING Pioneer Mid Cap Value Portfolio                               464580
ING Stock Index Portfolio                                         464701
ING T. Rowe Price Capital Appreciation Portfolio                  058084
ING T. Rowe Price Equity Income Portfolio                         058087
ING Templeton Global Growth Portfolio                             058095
ING UBS U.S. Allocation Portfolio                              058402/279602
ING Van Kampen Capital Growth Portfolio                           279609
ING Van Kampen Global Franchise Portfolio                         279605
ING Van Kampen Growth and Income Portfolio                        058090
ING Van Kampen Real Estate Portfolio                              058086
ING VP Index Plus International Equity Portfolio                  464492
ING Wells Fargo Disciplined Value Portfolio                       058088
ING Wells Fargo Small Cap Disciplined Portfolio                   464795

ING Mayflower Trust
ING International Value Fund                                      464212

ING Mutual Funds
ING Asia-Pacific Real Estate Fund                                 471156
ING Disciplined International SmallCap Fund                       464294
ING Diversified International Fund                                464292
ING Emerging Countries Fund                                       464214
ING Emerging Markets Fixed Income Fund                            464296
ING European Real Estate Fund                                     471148
ING Foreign Fund                                                  464202
ING Global Bond Fund                                              464773

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                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Mutual Funds (cont.)
ING Global Equity Dividend Fund                                    464751
ING Global Natural Resources Fund                                  464210
ING Global Real Estate Fund                                        464220
ING Global Value Choice Fund                                       464218
ING Greater China Fund                                             464286
ING Index Plus International Equity Fund                           464282
ING International Capital Appreciation Fund                        464282
ING International Equity Dividend Fund                             470552
ING International Growth Opportunities Fund                        464206
ING International Real Estate Fund                                 464298
ING International SmallCap Fund                                    464216
ING International Value Choice Fund                                464278
ING International Value Opportunities Fund                         465476
ING Russia Fund                                                    464208

ING Partners, Inc.
ING American Century Large Company Value Portfolio                 464544
ING American Century Small-Mid Cap Value Portfolio                 464502
ING Baron Asset Portfolio                                          464556
ING Baron Small Cap Growth Portfolio                               464504
ING Columbia Small Cap Value II Portfolio                          464785
ING Davis New York Venture Portfolio                               464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                        464564
ING Fidelity(R) VIP Equity-Income Portfolio                        464568
ING Fidelity(R) VIP Growth Portfolio                               464570
ING Fidelity(R) VIP Mid Cap Portfolio                              464566
ING Fundamental Research Portfolio                                 464538
ING Index Solution 2015 Portfolio                                   TBD
ING Index Solution 2025 Portfolio                                   TBD
ING Index Solution 2035 Portfolio                                   TBD
ING Index Solution 2045 Portfolio                                   TBD
ING Index Solution Income Portfolio                                 TBD
ING JPMorgan International Portfolio                               464528
ING JPMorgan Mid Cap Value Portfolio                               464506
ING Legg Mason Partners Aggressive Growth Portfolio                464518
ING Legg Mason Partners Large Cap Growth Portfolio                 464516
ING Lord Abbett U.S. Government Securities Portfolio               464036
ING Neuberger Berman Partners Portfolio                            464598
ING Neuberger Berman Regency Portfolio                             464774
ING OpCap Balanced Value Portfolio                                 464542
ING Oppenheimer Global Portfolio                                   464508
ING Oppenheimer Strategic Income Portfolio                         464548
ING PIMCO Total Return Portfolio                                   464510

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                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Partners, Inc. (cont.)
ING Pioneer High Yield Portfolio                                   464032
ING Solution 2015 Portfolio                                        464590
ING Solution 2025 Portfolio                                        464594
ING Solution 2035 Portfolio                                        464596
ING Solution 2045 Portfolio                                        464574
ING Solution Growth and Income Portfolio                           471082
ING Solution Growth Portfolio                                      471083
ING Solution Income Portfolio                                      464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio             464534
ING T. Rowe Price Growth Equity Portfolio                          464530
ING Templeton Foreign Equity Portfolio                             464200
ING Thornburg Value Portfolio                                      464522
ING UBS U.S. Large Cap Equity Portfolio                            464520
ING UBS U.S. Small Cap Growth Portfolio                            464533
ING Van Kampen Comstock Portfolio                                  464512
ING Van Kampen Equity and Income Portfolio                         464536

ING Risk Managed Natural Resources Fund                            464763

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund                                  470568
ING SPorts Core Plus Fixed Income Fund                             470569

ING Series Fund, Inc.
Brokerage Cash Reserves                                            464062
ING 130/30 Fundamental Research Fund                               464599
ING Balanced Fund                                                  464764
ING Global Income Builder Fund                                      TBD
ING Global Science and Technology Fund                             464750
ING Growth and Income Fund                                         464723
ING Growth Fund                                                    464762
ING Index Plus LargeCap Fund                                       464726
ING Index Plus MidCap Fund                                         464727
ING Index Plus SmallCap Fund                                       464725
ING International Equity Fund                                      464204
ING Money Market Fund                                              464064
ING Small Company Fund                                             464729
ING Strategic Allocation Conservative Fund                         464722
ING Strategic Allocation Growth Fund                               464720
ING Strategic Allocation Moderate Fund                             464719
ING Tactical Asset Allocation Fund                                  TBD

                                                           BNY Account Number
Fund                                                       (domestic/global)
----                                                     ----------------------
ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio               464420
ING VP Strategic Allocation Growth Portfolio                     464418
ING VP Strategic Allocation Moderate Portfolio                   464416

ING Variable Funds
ING VP Growth and Income Portfolio                               464402

ING Variable Insurance Trust
ING VP Global Equity Dividend Portfolio                  464468 & 464466/464466

ING Variable Portfolios, Inc.
ING International Index Portfolio                                 TBD
ING Lehman Brothers Aggregate Bond Index Portfolio                TBD
ING Morningstar U.S. Growth Index Portfolio                       TBD
ING Russell Large Cap Index Portfolio                             TBD
ING Russell Mid Cap Index Portfolio                               TBD
ING Russell Small Cap Index Portfolio                             TBD
ING VP Global Science and Technology Portfolio                   464422
ING VP Growth Portfolio                                          464404
ING VP Index Plus LargeCap Portfolio                             464406
ING VP Index Plus MidCap Portfolio                               464408
ING VP Index Plus SmallCap Portfolio                             464410
ING VP International Equity Portfolio                            464460
ING VP Small Company Portfolio                                   464414
ING VP Value Opportunity Portfolio                               464424
ING WisdomTree(SM) Global High-Yielding Equity Index
  Portfolio                                                       TBD

ING Variable Products Trust
ING VP Financial Services Portfolio                              464449
ING VP High Yield Bond Portfolio                                 464432
ING VP International Value Portfolio                             464464
ING VP MidCap Opportunities Portfolio                            464444
ING VP Real Estate Portfolio                                     464747
ING VP SmallCap Opportunities Portfolio                          464450

ING VP Balanced Portfolio, Inc.                                  464428

ING VP Intermediate Bond Portfolio                               464400

ING VP Money Market Portfolio                                    464412